SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [ ] Check the appropriate box:

[ X ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2))
[   ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                       PREFERRED INCOME FUND INCORPORATED
                 PREFERRED INCOME OPPORTUNITY FUND INCORPORATED
                (Name of Registrant as Specified In Its Charter)

                               TERESA M.R. HAMLIN
                               ASSISTANT SECRETARY
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transactions applies:

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4) Proposed maximum aggregate value of transaction:

         5) Total fee paid:

[   ]  Fee paid previously with preliminary materials.

[   ]    Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
         2) Form, Schedule or Registration Statement No.:
         3) Filing Party:
         4) Date Filed:

                       PREFERRED INCOME FUND INCORPORATED
                 PREFERRED INCOME OPPORTUNITY FUND INCORPORATED
                      301 E. Colorado Boulevard, Suite 720
                           Pasadena, California 91101

                    NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                          To Be Held on April 30, 1999

To the Shareholders:

         Notice is hereby given that the Annual Meetings of Shareholders of Preferred Income Fund Incorporated and Preferred Income Opportunity Fund Incorporated (each a "Fund" and collectively, the "Funds"), each a Maryland corporation, will be held at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, 42nd Floor, New York, New York 10019 at 8:30 a.m., on April 30, 1999, for the following purposes:

         1.       To elect Directors of each Fund (Proposal 1).

         2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for each Fund for the fiscal year ending November 30, 1999 (Proposal 2).

         3.       To  approve  an   amendment   to  each   Fund's   Articles  of
                  Incorporation (as more fully set forth in the Proxy Statement) (Proposal 3).

         4. To transact such other business as may properly come before the Meetings or any adjournments thereof.

         The Board of Directors of each Fund has fixed the close of business on February 19, 1999 as the record date for the determination of shareholders of the Funds entitled to notice of and to vote at the Annual Meetings.

                                             By Order of the Board of Directors,


                                                              DONALD F. CRUMRINE
                                                                       Secretary
[February 24, 1999]



--------------------------------------------------------------------------------
SEPARATE PROXY CARDS ARE ENCLOSED FOR EACH FUND IN WHICH YOU OWN SHARES. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETINGS ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD(S). THE PROXY CARD(S) SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS


         The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund(s) involved in validating your vote if you fail to sign your proxy card(s) properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card(s).

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

         3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:



         Registration                               Valid Signature

         Corporate Account
         (1)  ABC Corp.                             ABC Corp.
         (2)  ABC Corp.                             John Doe, Treasurer
         (3)  ABC Corp., c/o John Doe Treasurer     John Doe
         (4)  ABC Corp. Profit Sharing Plan         John Doe, Trustee

         Trust Accounts
         (1)  ABC Trust                             Jane B. Doe, Trustee
         (2)  Jane B. Doe, Trustee, u/t/d 12/28/78  Jane B. Doe

         Custodian or Estate Accounts
         (1)  John B. Smith, Cust.,                 John B. Smith
              f/b/o John B. Smith, Jr. UGMA
         (2)  John B. Smith                         John B. Smith, Jr., Executor

                       PREFERRED INCOME FUND INCORPORATED
                 PREFERRED INCOME OPPORTUNITY FUND INCORPORATED

                      301 E. Colorado Boulevard, Suite 720
                           Pasadena, California 91101

                         ANNUAL MEETINGS OF SHAREHOLDERS
                                 April 30, 1999

                              JOINT PROXY STATEMENT

         This document is a joint proxy statement ("Joint Proxy Statement") for Preferred Income Fund Incorporated ("Preferred Income Fund" or "PFD") and Preferred Income Opportunity Fund Incorporated ("Preferred Income Opportunity Fund" or "PFO") (each a "Fund" and collectively, the "Funds"). This Joint Proxy Statement is furnished in connection with the solicitation of proxies by each Fund's Board of Directors (each a "Board" and collectively, the "Boards") for use at the Annual Meeting of Shareholders of each Fund to be held on April 30, 1999, at 8:30 a.m., at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, 42nd Floor, New York, New York 10019 and at any adjournments thereof (each a "Meeting" and collectively, the "Meetings"). A Notice of Annual Meetings of Shareholders and proxy card for each Fund of which you are a shareholder accompany this Joint Proxy Statement. Proxy solicitations will be made, beginning on or about [February 24,] 1999, primarily by mail, but proxy solicitations may also be made by telephone, telegraph or personal interviews conducted by officers of the Funds; Flaherty & Crumrine Incorporated ("Flaherty & Crumrine"), the investment adviser of each Fund; and First Data Investor Services Group, Inc. ("Investor Services Group"), the transfer agent and administrator of each Fund and a wholly-owned subsidiary of First Data Corporation. In addition, the Funds have retained MacKenzie Partners, Inc. to assist in solicitation of proxies for a fee estimated at $4,000 per Fund plus reimbursement of expenses. Except for this fee, the costs of proxy solicitation and expenses incurred in connection with the preparation of this Joint Proxy Statement and its enclosures will be paid by the Funds in proportion to each Fund's net assets. Each Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its shares.

         The Annual Report of each Fund, including audited financial statements for the fiscal year ended November 30, 1998, is available upon request, without charge, by writing First Data Investor Services Group, Inc., P.O. Box 1376, Boston, Massachusetts 02104, or calling 1-800-331-1710.

         If the enclosed proxy is properly executed and returned in time to be voted at the relevant Meeting, the Shares (as defined below) represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the election of the nominees for Directors and FOR the other matters listed in the accompanying Notice of Annual Meetings of Shareholders. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the relevant Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to the appropriate Fund at the above address prior to the date of the Meeting.

         In the event that a quorum is not present at a Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the Joint Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of each Fund, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. If a proposal is to be voted upon by only one class of a Fund's shares, a quorum of that class of shares must be present at the Meeting in order for the proposal to be considered.

         Each Fund has two classes of capital stock: common stock, par value $0.01 per share (the "Common Stock"); and Money Market Cumulative Preferred(TM) Stock, par value $0.01 per share ("MMP(R)"; together with the Common Stock, the "Shares"). On the record date, February 19, 1999, the following number of Shares of each Fund were issued and outstanding:

                                              Common Stock              MMP(R)
          Name of Fund                         Outstanding           Outstanding
          Preferred Income Fund                 9,838,571                575
          Preferred Income Opportunity Fund    11,151,287                700

         As of February 19, 1999, to the knowledge of each Fund and its Board, the following shareholder or "group", as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act"), beneficially owned more than 5% of the relevant Fund's outstanding shares:

Preferred Income Fund

         As of December 31, 1998, The Commerce Group, Inc. located at 211 Main Street, Webster, Massachusetts 01570, beneficially owned 20.7% of Preferred Income Fund's outstanding shares of Common Stock.

Preferred Income Opportunity Fund

         As of December 31, 1998, The Commerce Group, Inc. located at 211 Main Street, Webster, Massachusetts 01570, beneficially owned 25.7% of Preferred Income Opportunity Fund's outstanding shares of Common Stock and is considered to be a control person of the Fund, as such term is defined in Section 2(a)(9) of the Investment Company Act of 1940, as amended (the "1940 Act").

         Information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission (the "SEC") by such holders. As of February 19, 1999, Cede & Co., a nominee partnership of Depository Trust Company, held _________ Shares or __________% of Shares of Preferred Income Fund outstanding and __________ Shares or __________% of Shares of Preferred Income Opportunity Fund outstanding.

         This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund. Other than as described below under Proposals 1 and 3, shareholders of each Fund will vote as a single class and will vote separately on each proposal on which shareholders of that Fund are entitled to vote. Separate proxy cards are enclosed for each Fund in which a shareholder is a record owner of Shares. Thus, if a proposal is approved by shareholders of one Fund and disapproved by shareholders of the other Fund, the proposal will be implemented for the Fund that approved the proposal and will not be implemented for the Fund that did not approve the proposal. It is therefore essential that shareholders complete, date and sign each enclosed proxy card. Shareholders of each Fund are entitled to vote on all proposals pertaining to that Fund.

         In order that your Shares may be represented at the Meetings, you are requested to vote on the following matters:

                        PROPOSAL 1: ELECTION OF DIRECTORS

         The first proposal to be considered at the Meetings is the election of Directors of the Funds.

         Each nominee named below has consented to serve as a Director if elected at the relevant Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Nominees for the Board of Directors

         The Board of each Fund is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three-year term. The classes of Directors are the same for each Fund and are indicated below:

         Class I Directors                                 Class II Directors
         Martin Brody                                      Donald F. Crumrine
         David Gale                                        Robert F. Wulf
                               Class III Directors
                               Robert T. Flaherty
                               Morgan Gust

         Class I Directors of Preferred Income Fund and Class III Directors of Preferred Income Opportunity Fund all have been nominated for a three-year term to expire at each Fund's 2002 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Class II Directors of Preferred Income Fund and Class I Directors of Preferred Income Opportunity Fund serve until each Fund's Annual Meeting of Shareholders in 2000, and Class III Directors of Preferred Income Fund and Class II Directors of Preferred Income Opportunity Fund serve until each Fund's Annual Meeting of Shareholders in 2001. Except for Mr. Gale (who has served as a Director of each Fund since January 24, 1997), each Director has served in such capacity since each Fund's commencement of operations.

         Under each Fund's Articles of Incorporation, Articles Supplementary and the Investment Company Act of 1940, as amended (the "1940 Act"), holders of Shares of MMP(R), voting as a single class, will be entitled to elect two
Directors, and holders of the Common Stock will be entitled to elect the remaining Directors, subject to the provisions of the 1940 Act and the Fund's Articles of Incorporation, which permit the holders of Shares of MMP(R), when dividends are in arrears for two full years, to elect the minimum number of additional Directors that when combined with the two Directors elected by the holders of Shares of MMP(R) would give the holders of Shares of MMP(R) a majority of the Directors. Donald F. Crumrine and Morgan Gust currently represent holders of Shares of MMP(R) of each Fund. A quorum of the MMP(R) shareholders must be present at the Meeting of Preferred Income Opportunity Fund in order for the proposal to elect Mr. Gust to be considered.

Information About Directors and Officers

         Set forth in the following table are the existing Directors and nominees for election to the Board of Directors of the Funds, together with certain other information. Each Director serves in the same capacity for each Fund. No Director or officer owned any shares of MMP(R) on February 19, 1999.


                                           Business Experience                  Common Stock
                                               During the                    Beneficially Owned
Name, Address and Age                        Past Five Years               on February 19, 1999**        Percent
---------------------                        ---------------               ----------------------        -------

Class I Directors

Martin Brody                      Director of the Funds; Director of        1,160 Shares of PFD            ***
c/o HMK Associates                Preferred Income Management Fund           877 Shares of PFO             ***
30 Columbia Turnpike              Incorporated until April 28, 1998;
Florham Park, NJ 07932            Director of Jaclyn, Inc.; Director
Age:  77                          of several other investment
                                  companies.


David Gale                        Director of the Funds; Director of        1,500 Shares of PFD            ***
Delta Dividend Group, Inc.        Preferred Income Management Fund          1,500 Shares of PFO            ***
301 Pine Street                   Incorporated until April 28, 1998;
San Francisco, CA  94104          President & CEO of
Age:  49                          Delta Dividend Group, Inc.
                                  (Investments).
-------------------------------------------------
**       This  information  has been  furnished by each  Director.  "Beneficial  Ownership" is defined under
         Section 13(d) of the 1934 Act.
***      Less than 1%.




                                           Business Experience                  Common Stock
                                               During the                    Beneficially Owned
Name, Address and Age                        Past Five Years               on February 19, 1999**        Percent
---------------------                        ---------------               ----------------------        -------


Class II Directors

Donald F. Crumrine*               Director, Chief Financial Officer,       11,026 Shares of PFD+           ***
301 E. Colorado Boulevard         Chief Accounting Officer, Vice           13,283 Shares of PFO+           ***
Suite 720                         President and Secretary of the
Pasadena, CA 91101                Funds; Director, Chief Financial
Age:  51                          Officer, Chief Accounting Officer,
                                  Vice President and Secretary of
                                  Preferred Income Management Fund
                                  Incorporated until January 15, 1999;
                                  Chairman of the Board, since
                                  December 1996, and previously held
                                  other officerships of Flaherty &
                                  Crumrine; Director of Flaherty &
                                  Crumrine.

Robert F. Wulf                    Director of the Funds; Director of         1,224 Shares of PFD           ***
3560 Deerfield Drive South        Preferred Income Management Fund           1,000 Shares of PFO           ***
Salem, OR 97302                   Incorporated until January 15, 1999;
Age:  61                          since March 1984, Financial
                                  Consultant.

*        "Interested  person" of the Fund as defined in the 1940 Act.  Messrs.  Crumrine  and  Flaherty  are
         each  considered  an  "interested  person"  because of their  affiliation  with Flaherty & Crumrine which acts as the Funds' investment adviser.
**       This  information  has been  furnished by each  Director.  "Beneficial  Ownership" is defined under
         Section 13(d) of the 1934 Act.
***      Less than 1%.
+        7,169  Shares of PFD and 8,603  Shares  of PFO are held by  Flaherty  &
         Crumrine of which the reporting person is a shareholder and director.




                                           Business Experience                  Common Stock
                                               During the                    Beneficially Owned
Name, Address and Age                        Past Five Years                on February 19, 1999**       Percent
---------------------                        ---------------                ----------------------       -------

Class III Directors

Robert T. Flaherty*               Director, Chairman of the Board,          8,269 Shares of PFD+           ***
301 E. Colorado Boulevard         President and Chief Executive             9,603 Shares of PFO+           ***
Suite 720                         Officer of the Funds; Director,
Pasadena, CA 91101                Chairman of the Board, President and
Age:  61                          Chief Executive Officer of Preferred
                                  Income  Management  Fund  Incorporated   until
                                  January  15,  1999;  prior to  December  1996,
                                  President of Flaherty & Crumrine;  Director of
                                  Flaherty &
                                  Crumrine.

Morgan Gust                       Director of the Funds; Director of        1,670 Shares of PFD            ***
Giant Industries, Inc.            Preferred Income Management Fund          1,795 Shares of PFO            ***
23733 N. Scottsdale Road          Incorporated until January 15, 1999;
Scottsdale, AZ 85255              from January 1, 1999, Executive Vice
Age:  51                          President, Giant Industries, Inc.;
                                  and,  for more than five years prior  thereto,
                                  Vice  President,   General  Counsel  and  Vice
                                  President-Administration,   Giant  Industries,
                                  Inc.

Directors and Officers                                                      25,649 Shares of PFD           ***
as a Group                                                                  33,336 Shares of PFO           ***


*        "Interested  person" of the Fund as defined in the 1940 Act.  Messrs.  Crumrine  and  Flaherty  are
         each  considered  an  "interested  person"  because of their  affiliation  with Flaherty & Crumrine which acts as the Funds' investment adviser.
**       This  information  has been  furnished by each  Director.  "Beneficial  Ownership" is defined under
         Section 13(d) of the 1934 Act.
***      Less than 1%.
+        7,169  Shares of PFD and 8,603  Shares  of PFO are held by  Flaherty  &
         Crumrine of which the reporting person is a shareholder and director.



         Each Director of each Fund who is not a director, officer or employee of Flaherty & Crumrine or any of their affiliates receives a fee of $9,000 per annum plus $500 for each in-person meeting, and $100 for each telephone meeting. Each Director of each Fund is reimbursed for travel and out-of-pocket expenses associated with attending Board and committee meetings. The Board of Directors of each Fund held six meetings (two of which were held by telephone conference call) during the fiscal year ended November 30, 1998. Each Director then serving in such capacity attended in-person at least 75% of the meetings of Directors and any Committee of which he is a member. The aggregate remuneration paid to the Directors of each Fund for the fiscal year ended November 30, 1998 amounted to $75,239.03, respectively (including reimbursement for travel and out-of-pocket expenses for both "interested" and non-interested Directors).

         Each Board of Directors has an Audit Committee consisting of Messrs. Gust, Brody and Wulf. The Audit Committee reviews the scope and results of each Fund's annual audit with the Funds' independent accountants and recommends the engagement of such accountants. Each Audit Committee met twice during the fiscal year ended November 30, 1998.

         Each Board of Directors has a Nominating Committee consisting of Messrs. Gust, Brody and Wulf, which is responsible for considering candidates for election to the Board of Directors of each Fund in the event a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee of each Fund did not meet during the fiscal year ended November 30, 1998.

         The names of the officers of each Fund (other than Messrs. Flaherty and Crumrine who are described above) are listed in the table below. Each officer was first elected to office at the organization of each Fund. This table also shows certain additional information. Each officer will hold such office until a successor has been elected by the Board of Directors of a Fund.


                            Positions Held                    Principal Occupations and Other Affiliations
Name and Age                With each Fund                    During The Past Five Years

Robert M. Ettinger          Vice President and Assistant      President, since December 1996, and previously held
Age: 40                     Treasurer of the Funds.           other officerships with Flaherty & Crumrine; Vice
                                                              President      and
                                                              Assistant
                                                              Treasurer       of
                                                              Preferred   Income
                                                              Management    Fund
                                                              Incorporated until
                                                              January 15, 1999.

Peter C. Stimes             Vice President, Treasurer and     Vice President, Flaherty & Crumrine;
Age:  43                    Assistant Secretary of the        Vice President, Treasurer and Assistant Secretary of
                            Funds.                            Preferred Income Management Fund Incorporated until
                                                              January 15, 1999.


         The following table sets forth certain information regarding the compensation of each Fund's Directors for the fiscal year ended November 30, 1998. No executive officer or person affiliated with the Fund received compensation from the Fund during the fiscal year ended November 30, 1998 in excess of $60,000. Directors and executive officers of the Funds do not receive pension or retirement benefits from the Funds.

                                             COMPENSATION TABLE

            Name of Person                  Aggregate Compensation         Total Compensation From the Funds and
             and Position                       from each Fund                Fund Complex Paid to Directors*

Robert T. Flaherty                                     $0                                  $0 (3)
Director, Chairman of the Board,
President and Chief Executive Officer

Donald F. Crumrine                                     $0                                  $0 (3)
Director, Chief Financial Officer,
Chief Accounting Officer, Vice
President and Secretary

Martin Brody**                                    $15,450 PFD                           $39,200 (2)
Director                                          $15,450 PFO

Morgan Gust                                       $12,200 PFD                           $37,200 (3)
Director                                          $12,200 PFO

Robert F. Wulf                                    $12,200 PFD                           $37,200 (3)
Director                                          $12,200 PFO

David Gale**                                      $13,950 PFD                           $35,500 (2)
Director                                          $13,950 PFO


* Represents the total compensation paid to such persons by the Funds and Preferred Income Management Fund Incorporated for the fiscal year ended
         November 30, 1998, which are considered part of the same "fund complex" because they have a common adviser. The parenthetical number represents the total number of investment company directorships held by the director or nominee in such fund complex.

**       Director of Preferred Income Management Fund Incorporated until April 28, 1998.



Required Vote

         Election of each of the listed nominees for Director of each Fund will require the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy.

     THE BOARD OF DIRECTORS, INCLUDING ALL OF THE NON-INTERESTED DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 1.

                  PROPOSAL 2: RATIFICATION OF THE SELECTION OF
                             INDEPENDENT ACCOUNTANTS

         The firm of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), One Post Office Square, Boston, Massachusetts 02109, has served as independent accountants for each Fund since the Fund's commencement of operations, and has been selected to serve in such capacity for the Fund's fiscal year ending November 30, 1999 by the Directors of the Fund, including those Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or Flaherty & Crumrine. PricewaterhouseCoopers has informed the Funds that it has no direct or indirect financial interest in the Funds. A representative of PricewaterhouseCoopers will not be present at the Meetings but will be available by telephone and will have an opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

Required Vote

         Ratification of the selection of PricewaterhouseCoopers as independent accountants for a Fund requires the affirmative vote of the holders of a majority of the shares of Common Stock and MMP(R) represented at the Meeting in person or by proxy voting as a single class.

     THE BOARD OF DIRECTORS, INCLUDING ALL OF THE NON-INTERESTED DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 2.

                      PROPOSAL 3: APPROVAL OF AN AMENDMENT
                    TO EACH FUND'S ARTICLES OF INCORPORATION

         The third proposal to be considered at the Meeting is amending the Articles of Incorporation of each Fund as set forth in the proposed Articles of Amendment described below (the "Articles of Amendment").

         The Articles of Incorporation currently create a "supermajority" voting requirement to effect any of the following changes: (1) change in the Fund's existing investment objective, (2) conversion of the Fund from being a diversified investment company under the 1940 Act to a non-diversified investment company or (3) removal of the prohibition on the Fund's making investments for the purpose of exercising control or management of any company.

         Each Fund is a diversified investment company with an investment objective of high current income for holders of its Common Stock consistent with preservation of capital and with a prohibition on investing in companies for the purpose of exercising control. Changing the Fund's investment objective, its diversified status and its passive approach regarding exercising control of companies currently requires a vote in each case of at least 80% of the Fund's Common Stock and MMP(R), voting as a single class, and approval of the holders of at least 80% of the Fund's MMP(R), voting as a separate class, and in the case of PFD, at least 80% of the entire Board of Directors. However, if at least 80% of the Continuing Directors of the Fund (as defined below) approve one of these changes (a "Continuing Director Vote"), then the shareholder vote required to amend the Fund's Articles to effect the change is reduced to an affirmative vote of a majority of the votes entitled to be cast by the holders of the Fund's Common Stock and MMP(R) to be voted on the matter, voting as a single class, unless otherwise required by the Articles of Incorporation or unless otherwise required by law (this provision is referred to as the "Lower Voting Requirement").

         The proposed Articles of Amendment would eliminate the ability of the Continuing Directors to cause a Lower Voting Requirement. As a result, a Continuing Director Vote could not reduce the shareholder vote required to effectuate the changes referred to above.

         The effect of the proposed amendments to the Articles of Incorporation is to assure that any proposal to modify certain key aspects of the Fund has widespread support of shareholders before it could be implemented and to protect shareholders from having their reasonable expectations about the nature of the Fund and its operations nullified by the actions of a single shareholder or group of shareholders or even by the Fund's Board of Directors. The amendments would also help prevent shareholders from taking control of the Fund's Board and then reducing the vote required to implement these changes.

         Once adopted, the proposed amendments to the Articles of Incorporation may be further amended only by the affirmative vote of at least 80% of the votes of the Fund's Common Stock and MMP(R), voting as a single class, and at least 80% of the votes of the MMP(R), voting as a separate class, and in the case of PFD, at least 80% of the entire Board of Directors.

Articles of Amendment:  PFD

         The proposed amendments to the Articles of Incorporation for PFD necessary to implement the change described above are as follows:

         A. Article VIII  ("Amendments")  is hereby amended to replace paragraph
(3) with the following (with language to be deleted shown with a line through it):

         (3) Notwithstanding any other provision of these Articles of Incorporation, no amendment to these Articles of Incorporation of the Corporation shall amend, alter, change or repeal paragraph (4) of Article II or the proviso at the end of the last paragraph of Article II unless the amendment effecting such amendment, alteration, change or repeal shall receive the affirmative vote of at least eighty percent (80%) of the votes of the Corporation's Common Stock and Preferred Stock entitled to be cast by stockholders, voting as a single class, and of at least eighty percent (80%) of the votes of the Corporation's Preferred Stock entitled to be cast by stockholders, voting as a separate class, and of at least 80% of the entire Board of Directors, unless such action previously has been approved, adopted or authorized by the affirmative vote of eighty percent (80%) of the total number of Continuing Directors, in which case the affirmative vote of a majority of the votes entitled to be cast by the holders of the Corporation's Common Stock and Preferred Stock to be voted on the matter, voting as a single class, unless otherwise provided in the charter or unless otherwise required by law, shall be required to approve, adopt, or authorize such an amendment.

         B. Article VIII ("Amendments") is hereby amended to add the italicized language to paragraph (2):

         (2) Notwithstanding Paragraph (1) of this Article or any other provision of these Articles of Incorporation, no amendment to these Articles of Incorporation of the Corporation shall amend, alter, change or repeal any of the provisions of Articles V, VI or VIII unless the amendment effecting such amendment, alteration, change or repeal shall receive the affirmative vote of at least eighty percent (80%) of the votes of the Corporation's Common Stock and Preferred Stock entitled to be cast by stockholders, each voting as a separate class unless, in the case of Articles V, VI or paragraphs (1) and (2) (but not paragraph (3)) of Article VIII, such action previously has been approved, adopted or authorized by the affirmative vote of eighty percent (80%) of the total number of Continuing Directors, in which case the affirmative vote of a majority of the holders of the Corporation's Common Stock and Preferred Stock to be voted on the matter, each voting as a separate class, shall be required to approve, adopt or authorize such an amendment. Notwithstanding the previous sentence, any proposal to amend, alter, change or repeal Article VIII in a manner that would permit paragraph (4) of Article II or the proviso at the end of the last paragraph of Article II to be amended, altered, changed or repealed by an affirmative vote of less than at least eighty percent (80%) of the votes of the Corporation's Common Stock and Preferred Stock entitled to be cast by stockholders, voting as a single class, and of at least eighty percent (80%) of the votes of the Corporation's Preferred Stock entitled to be cast by stockholders, voting as a separate class, shall require the affirmative vote of at least eighty percent (80%) of the votes of the Corporation's Common Stock and Preferred Stock entitled to be cast by stockholders, voting as a single class, and of at least eighty percent (80%) of the votes of the Corporation's Preferred Stock entitled to be cast by stockholders, voting as a separate class, and of at least eighty percent (80%) of the entire Board of Directors.

Articles of Amendment:  PFO

         The proposed amendment to the Articles of Incorporation for PFO necessary to implement the change described above is as follows:

         Article VIII ("Amendments") is hereby amended to add the italicized language to paragraph (2):

         (2) With the exception of Articles II, V, VI and VIII, any of the provisions of the Articles of Incorporation may be amended, altered or repealed upon the vote of a majority of the votes entitled to be cast by stockholders. The provisions of Articles II, V, VI and VIII may be amended, altered or repealed only upon the vote of at least eighty percent (80%) of the votes of the Corporation's Common Stock and Preferred Stock entitled to be cast by stockholders, voting as a single class, and of at least eighty percent (80%) of the votes of the Corporation's Preferred Stock entitled to be cast by stockholders, voting as a separate class, unless, except in the case of proposed amendments to paragraph (4) of Article II or the proviso at the end of the last paragraph of Article II, such action previously has been approved, adopted or authorized by the affirmative vote of eighty percent (80%) of the total number of Continuing Directors, in which case the affirmative vote of a majority of the votes entitled to be cast by the holders of the Corporation's Common Stock and Preferred Stock to be voted on the matter, voting as a single class, unless otherwise required by law shall be required to approve, adopt, or authorize such an amendment. Notwithstanding the previous sentence, any proposal to amend, alter, change or repeal Article VIII in a manner that would permit paragraph (4) of Article II or the proviso at the end of the last paragraph of Article II to be amended, altered, changed or repealed by an affirmative vote of less than at least eighty percent (80%) of the votes of the Corporation's Common Stock and Preferred Stock entitled to be cast by stockholders, voting as a single class, and of at least eighty percent (80%) of the votes of the Corporation's Preferred Stock entitled to be cast by stockholders, voting as a separate class, shall require the affirmative vote of at least eighty percent (80%) of the votes of the Corporation's Common Stock and Preferred Stock entitled to be cast by stockholders, voting as a single class, and of at least eighty percent (80%) of the votes of the Corporation's Preferred Stock entitled to be cast by stockholders, voting as a separate class.



         "Continuing Director" means any member of the Board of Directors of the Fund who (A) is not an Interested Party or an Affiliate or an Associate (as these terms are defined below) of an Interested Party and has been a member of the Board of Directors for a period of at least 12 months, or (B) is a successor of a Continuing Director who is not an Interested Party or an Affiliate or Associate of an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors, or (C) is elected to the Board to be a Continuing Director by a majority of the Continuing Directors then on the Board of Directors and who is not an Interested Party or an Affiliate or Associate of an Interested Party.

         "Interested Party" shall mean any person, other than an investment company advised by the Fund's initial investment manager or any of its Affiliates, which enters, or proposes to enter, into a Business Combination with the Fund or which individually or together with any other persons beneficially owns or is deemed to own, directly or indirectly, more than 5 percent of any class of the Fund's securities (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations thereunder (the "Exchange Act").

         "Affiliate" and "Associate" shall have the respective meaning ascribed to such terms in Rule 12b-2 of the Exchange Act; provided that the term "Affiliate" shall also include any person who, at or prior to the time of election to the Board of Directors, had expressed support in writing of any proposals of an Interested Party for which shareholder approval would be required (for purposes of consideration of those proposals only).

Required Vote

         Approval of the Articles of Amendment will require the affirmative vote of a majority of the votes entitled to be cast by the holders of the Fund's Common Stock and MMP(R) to be voted on the matter, voting as a single class in the case of PFO and each voting as a separate class in the case of PFD.

     THE BOARD OF DIRECTORS OF EACH FUND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 3.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

         All proposals by shareholders of each Fund that are intended to be presented at each Fund's next Annual Meeting of Shareholders to be held in 2000 must be received by the Fund for consideration for inclusion in the Fund's proxy statement relating to the meeting no later than [October 27, 1999].

                             ADDITIONAL INFORMATION

Investment Adviser and Administrator

         Flaherty & Crumrine serves as the Investment Adviser to the Funds and its business address is 301 E. Colorado Boulevard, Suite 720, Pasadena, California 91101. Investor Services Group acts as the administrator to the Funds and is located at One Exchange Place, Boston, Massachusetts 02109.

Compliance with the Securities Exchange Act of 1934

         Section 16(a) of the 1934 Act requires the Funds' directors and officers, certain persons affiliated with Flaherty & Crumrine and persons who own more than 10% of a registered class of each Fund's securities, to file reports of ownership and changes of ownership with the SEC and the New York Stock Exchange. Directors, officers and greater-than-10% shareholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon the SEC's review of the copies of such forms it receives and written representations from certain of such persons, each Fund believes that through the date hereof all such filing requirements applicable to such persons were complied with.

Broker Non-Votes and Abstentions

         A proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter). Proxies that reflect abstentions or broker non-votes (collectively "abstentions") will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue.

                    OTHER MATTERS TO COME BEFORE THE MEETING

         The Funds do not intend to present any other business at the Meetings, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meetings, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.


--------------------------------------------------------------------------------
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETINGS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN ALL PROXY CARDS AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------

PREFERRED INCOME FUND INCORPORATED
PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Money Market Cumulative Preferred(TM) Stock ("MMP(R)") of Preferred Income Fund Incorporated, a Maryland corporation (the "Fund"), hereby appoints Robert T. Flaherty, Donald F. Crumrine, Teresa M.R. Hamlin and Christine P. Ritch, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of MMP(R), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, 42nd Floor, New York, New York 10019 at 8:30 a.m., on April 30, 1999, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 2 AND 3.

Please refer to the Proxy Statement for a discussion of the Proposals.

1. Election of Director
   Nominee:  Not Applicable

2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the Fund.

   FOR ____         AGAINST ____      ABSTAIN ____

3. To approve an amendment to the Fund's Articles of Incorporation.

   FOR ____         AGAINST ____      ABSTAIN ____

The Board of Directors recommends that the shareholders vote "FOR" ratification of the selection of PricewaterhouseCoopers LLP as independent accountants for the Fund and "FOR" approval of an amendment to the Fund's Articles of Incorporation.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT        ____



                                      PLEASE SIGN,  DATE AND RETURN  PROMPTLY IN
                                      THE ENCLOSED ENVELOPE

                                                     NOTE:  Please sign  exactly
                                                     as  your  name  appears  on
                                                     this   Proxy.    If   joint
                                                     owners,   EITHER  may  sign
                                                     this Proxy. When signing as
                                                     attorney,         executor,
                                                     administrator,     trustee,
                                                     guardian    or    corporate
                                                     officer,  please  give your
                                                     full title.



Signature: _____________________ Date:  ________________

Signature: _____________________ Date:__________________

PREFERRED INCOME OPPORTUNITY FUND INCORPORATED
PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Money Market Cumulative Preferred(TM) Stock ("MMP(R)") of Preferred Income Opportunity Fund Incorporated, a Maryland corporation (the "Fund"), hereby appoints Robert T. Flaherty, Donald F. Crumrine, Teresa M.R. Hamlin and Christine P. Ritch, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of MMP(R), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, 42nd Floor, New York, New York 10019 at 8:30 a.m., on April 30, 1999, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF NOMINEE AS DIRECTOR AND FOR PROPOSALS 2 AND 3.

Please refer to the Proxy Statement for a discussion of the Proposals.

1. Election of Director
   Nominee:  Morgan Gust

   FOR ____         WITHHELD ____

2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the Fund.

   FOR ____         AGAINST ____      ABSTAIN ____

3. To approve an amendment to the Fund's Articles of Incorporation.

   FOR ____         AGAINST ____      ABSTAIN ____

The Board of Directors recommends that the shareholders vote "FOR" the election of the nominee, "FOR" ratification of the selection of PricewaterhouseCoopers LLP as independent accountants for the Fund, and "FOR" approval of an amendment to the Fund's Articles of Incorporation.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT        ____



                                      PLEASE SIGN,  DATE AND RETURN  PROMPTLY IN
                                      THE ENCLOSED ENVELOPE

                                                     NOTE:  Please sign  exactly
                                                     as  your  name  appears  on
                                                     this   Proxy.    If   joint
                                                     owners,   EITHER  may  sign
                                                     this Proxy. When signing as
                                                     attorney,         executor,
                                                     administrator,     trustee,
                                                     guardian    or    corporate
                                                     officer,  please  give your
                                                     full title.



Signature: _____________________ Date:  _________________

Signature: _____________________ Date:  _________________

PREFERRED INCOME FUND INCORPORATED
PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of Preferred Income Fund Incorporated, a Maryland corporation (the "Fund"), hereby appoints Robert T. Flaherty, Donald F. Crumrine, Teresa M.R. Hamlin and Christine P. Ritch, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, 42nd Floor, New York, New York 10019 at 8:30 a.m., on April 30, 1999, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF NOMINEES AS DIRECTOR AND FOR PROPOSALS 2 AND 3.

Please refer to the Proxy Statement for a discussion of the Proposals.

1. Election of Directors
   Nominees: Martin Brody
             David Gale

   FOR ____         WITHHELD ____

   ____  For all nominees except as noted above.

2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the Fund.

   FOR ____         AGAINST ____      ABSTAIN ____

3.  To approve an amendment to the Fund's Articles of Incorporation.

   FOR ____         AGAINST ____      ABSTAIN ____


The Board of Directors recommends that the shareholders vote "FOR" the election of the nominees, "FOR" ratification of the selection of PricewaterhouseCoopers LLP as independent accountants for the Fund, and "FOR" approval of an amendment to the Fund's Articles of Incorporation.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT        ____



                                      PLEASE SIGN,  DATE AND RETURN  PROMPTLY IN
                                      THE ENCLOSED ENVELOPE

                                                     NOTE:  Please sign  exactly
                                                     as  your  name  appears  on
                                                     this   Proxy.    If   joint
                                                     owners,   EITHER  may  sign
                                                     this Proxy. When signing as
                                                     attorney,         executor,
                                                     administrator,     trustee,
                                                     guardian    or    corporate
                                                     officer,  please  give your
                                                     full title.



Signature: _____________________ Date:  _________________

Signature: _____________________ Date:  _________________

PREFERRED INCOME OPPORTUNITY FUND INCORPORATED
PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of Preferred Income Opportunity Fund Incorporated, a Maryland corporation (the "Fund"), hereby appoints Robert
T. Flaherty, Donald F. Crumrine, Teresa M.R. Hamlin and Christine P. Ritch, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, 42nd Floor, New York, New York 10019 at 8:30 a.m., on April 30, 1999, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                                 CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF NOMINEE AS DIRECTOR AND FOR PROPOSALS 2 AND 3.

Please refer to the Proxy Statement for a discussion of the Proposal.

1. Election of Directors
   Nominee:  Robert T. Flaherty

   FOR ____         WITHHELD ____

2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the Fund.

   FOR ____         AGAINST ____      ABSTAIN ____

3.  To approve an amendment to the Fund's Articles of Incorporation.

   FOR ____         AGAINST ____      ABSTAIN ____

The Board of Directors recommends that the shareholders vote "FOR" the election of the nominee, "FOR" ratification of the selection of PricewaterhouseCoopers LLP as independent accountants for the Fund, and "FOR" approval of an amendment to the Fund's Articles of Incorporation.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT        ____



                                      PLEASE SIGN,  DATE AND RETURN  PROMPTLY IN
                                      THE ENCLOSED ENVELOPE

                                                     NOTE:  Please sign  exactly
                                                     as  your  name  appears  on
                                                     this   Proxy.    If   joint
                                                     owners,   EITHER  may  sign
                                                     this Proxy. When signing as
                                                     attorney,         executor,
                                                     administrator,     trustee,
                                                     guardian    or    corporate
                                                     officer,  please  give your
                                                     full title.



Signature: ____________________ Date:  _________________

Signature: ____________________ Date:  _________________


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